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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) OCTOBER 12, 2006
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                            FMS FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


          NEW JERSEY                     0-17353                22-2916440
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(State or other jurisdiction        (Commission File           (IRS Employer
       of incorporation)                 Number)            Identification No.)


3 SUNSET ROAD, BURLINGTON, NEW JERSEY                             08016
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (609) 386-2400
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[X] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

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                            FMS FINANCIAL CORPORATION

                    INFORMATION TO BE INCLUDED IN THE REPORT

                 SECTION 1-REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On October 12, 2006, FMS Financial Corporation (the "Registrant") entered into an Agreement and Plan of Merger (the "Agreement") by and among Beneficial Savings Bank, MHC, a federally chartered mutual holding company ("Beneficial MHC"), Beneficial Mutual Bancorp, Inc. ("Bancorp"), Beneficial Mutual Savings Bank ("BMSB"), the Registrant, and Farmers and Mechanics Bank ("FMB"), a wholly owned subsidiary of the Registrant. The Agreement provides that, upon the terms and subject to the conditions set forth in the Agreement, the Registrant will merge with and into a to be formed merger subsidiary of Bancorp ("Merger Corp.") with Merger Corp. as the surviving entity of the merger. Merger Corp. will subsequently merge with and into Bancorp with Bancorp as the surviving entity of that merger. Immediately thereafter, FMB will merge with and into BMSB with BMSB as the surviving institution.

     At the effective time of the Merger (the "Effective Time") and as a result of the Merger, each issued and outstanding share of the common stock, par value $.10 per share, of the Registrant ("FMS Common Stock") will be converted into the right to receive, at the election of the holder and subject to certain limitations set forth in the Agreement: (i) $28.00 in cash, (ii) 2.80 shares of Bancorp Common Stock, or (iii) a combination thereof. Upon consummation of the Merger, all options outstanding immediately prior to the Effective Time will be canceled in exchange for a cash payment equal to the excess of $28.00 over the per share exercise price multiplied by the number of shares that may be purchased pursuant to such option.

     Prior to completion of the Merger, Bancorp will conduct a minority stock offering of its common stock. Upon completion of the minority stock offering and the issuance of shares of Bancorp Common Stock in the Merger, the number of shares held by public stockholders will be less than 50% of the outstanding shares.

     Following the effective time of the Merger, Craig W. Yates and one other member of the Registrant's board of directors will become members of the boards of directors of Beneficial MHC, Bancorp and BMSB.

     The Registrant and Bancorp have each made representations, warranties and covenants in the Agreement including, among others, covenants governing the conduct of the Registrant's business pending the Merger, certain agreements as to the filing of all required regulatory applications and a registration statement to register the shares of Bancorp Common Stock to be issued in the Merger. The Registrant has also made certain additional necessary covenants, including among others, covenants to cause the Registrant's stockholder meeting to be held to consider approval of the Merger; for the Registrant's board of directors to, subject to certain exceptions, recommend adoption and approval by its stockholders of the Agreement; and for the


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Registrant not to solicit proposals relating to alternative business combination
transactions  or,  subject  to  certain   exceptions,   enter  into  discussions
concerning or provide confidential information in connection with alternative business combination transactions.

     Consummation of the Merger is subject to customary conditions, including approval of the holders of FMS Common Stock, absence of any legal prohibition on consummation of the Merger, obtaining required governmental and third-party consents without conditions that would reasonably be expected to have a material adverse effect (measured relative to FMS), the accuracy of the representations and warranties (subject generally to a material adverse effect standard) and material performance of all covenants and the delivery of customary legal opinions as to the federal tax treatment of the merger. In addition, completion of the minority stock offering is also a condition to completion of the Merger.

     The Agreement contains certain termination rights for both the Registrant and Bancorp, and further provides that, upon termination of the Agreement under specified circumstances, FMS may be required to pay Bancorp a termination fee of up to $7.3 million. In addition, Bancorp may be obligated to pay the Registrant a termination fee of $5.5 million in the event it is unable to obtain all the requisite regulatory approvals or complete the minority stock offering.

     The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

     The Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of each of the Registrant and Bancorp. The assertions embodied in those representations and warranties were made for purposes of the Agreement and are subject to qualifications and limitations agreed by the respective parties in connection with negotiating the terms of the Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what a stockholder might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Investors should read the Agreement together with the other information concerning the Registrant that it publicly files in reports and statements with the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.


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     (d) Exhibits. The following exhibits are filed herewith:

         No.    Description
         ---    -----------

         2.1    Agreement and Plan of Merger Dated October 12, 2006
         99.1   Press Release Dated October 13, 2006


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FMS FINANCIAL CORPORATION


Date: October 12, 2006                  By:/s/ Craig W. Yates
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                                           Craig W. Yates
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)